F’13 Q3 Financial Results May 16, 2013 1 WE IDENTIFY AND PROTECT PREMISES, PRODUCTS, AND PEOPLE. BRADY – FISCAL 2013 Q3 FINANCIAL RESULTS

FORWARD-LOOKING STATEMENTS BRADY – FISCAL 2013 Q3 FINANCIAL RESULTS 2 In this presentation, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company’s future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations. The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady’s control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: the length or severity of the current worldwide economic downturn or timing or strength of a subsequent recovery; increased usage of e-commerce allowing for ease of price transparency; future financial performance of major markets Brady serves, which include, without limitation, telecommunications, hard disk drive, manufacturing, electrical, construction, laboratory, education, governmental, public utility, computer, and transportation; future competition; changes in the supply of, or price for, parts and components; increased price pressure from suppliers and customers; Brady’s ability to retain significant contracts and customers; fluctuations in currency rates versus the U.S. dollar; risks associated with international operations; difficulties associated with exports; risks associated with obtaining governmental approvals and maintaining regulatory compliance; Brady’s ability to develop and successfully market new products; difficulties in making and integrating acquisitions; risks associated with newly acquired businesses; risks associated with divestitures, risks associated with restructuring plans; environmental, health and safety compliance costs and liabilities; technology changes and potential security violations to the Company’s information technology systems; Brady’s ability to maintain compliance with its debt covenants; increase in our level of debt; potential write-offs of Brady’s substantial intangible assets; unforeseen tax consequences; and numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady’s U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2012. These uncertainties may cause Brady’s actual future results to be materially different than those expressed in its forward- looking statements. Brady does not undertake to update its forward-looking statements except as required by law. 2

DILUTED EPS FROM CONTINUING OPERATIONS BRADY – FISCAL 2013 Q3 FINANCIAL RESULTS 3 * Diluted EPS, excluding restructuring charges and non-routine items are non-GAAP measures. See slides #19 and #20. 3 * Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share Excluding Certain Items is a non-GAAP measure. See slide #21. 3-Months Ended April 30, 9-Months Ended April 30, 2013 2012 2013 2012 Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share (GAAP-measure) $ 0.42 $ 0.53 $ 0.73 $ 1.59 Restructuring charges 0.13 0.03 0.16 0.03 PDC Acquisition-related expenses - - 0.08 - Tax Charges: Non-cash income tax charge - - 0.49 - Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share Excluding Certain Items (non- GAAP measure) $ 0.55 $ 0.56 $ 1.45 $ 1.62

Q3 F’13 - FINANCIAL SUMMARY  Sales up 11.0% to $305.7M vs. $275.4M in Q3 of F’12. • Organic sales down 4.7%, acquisitions increased sales by 16.8%, and foreign currency decreased sales by 1.1%.  Gross Profit Margin of 52.2% in Q3 of F’13 compared with 55.1% in Q3 of F’12.  SG&A expense of $112.1M in Q3 of F’13 vs. $98.6M in Q3 of F’12.  Net earnings from continuing operations of $21.8M in Q3 of F’13 vs. $28.0M in Q3 of F’12. • Net Earnings from Continuing Operations, Excluding Certain Items* was $28.7M in Q3 of F’13 vs. $29.9M in Q3 of F’12.  Net earnings from continuing operations per Class A Diluted Nonvoting Share of $0.42 in Q3 of F’13 vs. $0.53 in Q3 of F’12. • Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share, Excluding Certain Items* was $0.55 in Q3 of F’13 vs. $0.56 in Q3 of F’12. BRADY – FISCAL 2013 Q3 FINANCIAL RESULTS 4 * Net Earnings from Continuing Operations, Excluding Certain Items and Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share Excluding Certain Items, are non-GAAP measures. See slides #20 and #21. 4

Q4 F’13 – EARNINGS FROM CONTINUING OPERATIONS GUIDANCE BRADY – FISCAL 2013 Q3 FINANCIAL RESULTS 5 Q4 F’13 Diluted EPS from Continuing Operations $ 0.45 to $0.55 (excluding restructuring charges and certain other items). Guidance Assumptions – Continuing Operations:  Full-year income tax rate in the mid-to-upper 20% range (exclusive of non-cash charges related to the repatriation of cash to finance the acquisition of PDC).  Foreign currency exchange rates as of April 30, 2013. Guidance Assumptions – Cash Flow Data:  Full-year depreciation and amortization expense of approximately $50 million.  Full-year capital expenditures of approximately $35 - $38 million.  Free cash flow of approximately 120% of net income (excluding non-cash tax charges). In accordance with our normal practice, our guidance does not assume any acquisitions or dispositions. Brady Corporation’s practice is to only change or reconfirm guidance in a public forum. 5

SALES OVERVIEW $279 $259 $275 $273 $275 $276 $306 $150 $200 $250 $300 $350 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 Organic Sales 5.1% (1.2%) 0.1% 1.1% (1.4%) (2.1%) (4.7%) BRADY – FISCAL 2013 Q3 FINANCIAL RESULTS 6  Q3 F’13 Sales up 11.0%. • (4.7%) organic sales decline. • 16.8% growth from acquisitions • 1.1% decline due to currency translation.  Americas – Organic sales decline caused primarily by declines in Brazil and in Workplace Safety.  EMEA – Weak macro-economic conditions resulting in reduced organic sales.  Asia-Pacific – Australia organic sales down 17% due to less mining infrastructure build-up and weak economic conditions. Q3 F’13 SALES: Q3 F’13 SALES COMMENTARY: SALES (Millions of USD) 6

GROSS PROFIT MARGIN AND SG&A BRADY – FISCAL 2013 Q3 FINANCIAL RESULTS 7 $100 $95 $99 $101 $100 $110 $112 35.7% 36.7% 35.8% 36.8% 36.2% 40.0% 36.7% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% $50 $100 $150 $200 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 GROSS PROFIT & GPM% (Millions of USD) SG&A & SG&A as % of SALES (Millions of USD)  GPM of 52.2% compared to 55.1% in Q3 of F’12.  Excluding PDC, the Q3 F’13 GPM would have been 53.9%.  Negative mix and pricing pressure in Workplace Safety partially offset by operational improvements. GROSS PROFIT MARGIN:  SG&A up from $98.6M in Q3 of F’12 to $112.1M in Q3 of F’13.  PDC adds approximately $15M of SG&A per quarter. SG&A EXPENSE: 7 $152 $142 $152 $149 $151 $142 $160 54.6% 54.9% 55.1% 54.4% 54.8% 51.6% 52.2% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% $100 $150 $200 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13

NET EARNINGS & EPS FROM CONTINUING OPERATIONS – Non-GAAP*  Q3 F’13 net earnings from continuing operations, excluding certain items* of $28.7M compared to $29.9M in Q3 of F’12.  Q3 F’13 diluted EPS from continuing operations, excluding certain items* of $0.55 compared to $0.56 in Q3 of F’12. $29 $27 $30 $29 $27 $20 $29 10% 11% 11% 11% 10% 7% 9% 0% 3% 6% 9% 12% 15% $0 $15 $30 $45 $60 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 $0.55 $0.52 $0.56 $0.55 $0.52 $0.39 $0.55 $0.20 $0.40 $0.60 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 BRADY – FISCAL 2013 Q3 FINANCIAL RESULTS 8 NET EARNINGS FROM CONTINUING OPERATIONS EXCLUDING CERTAIN ITEMS* (Millions of USD) Q3 F’13: Q3 F’13: 8 * Net Earnings from Continuing Operations Excluding Certain Items and Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share Excluding Certain Items, are non-GAAP measures. See slides #20, #21, & #22. NET EARNINGS FROM CONTINUING OPERATIONS PER CLASS A DILUTED NONVOTING SHARE EXCLUDING CERTAIN ITEMS* (Millions of USD)

3 Mos. Ended April 30, 2013 Year-to-Date April 30, 2013 Cash Balance - Beginning of Period 141.3$ 305.9$ Cash Flow from Operating Activities 45.4 89.6 Capital Expenditures (10.4) (26.1) Proceeds from Sales of Businesses - 10.2 Acquisition of Businesses (0.4) (301.2) Repurchase of Stock - (5.1) Dividends (9.8) (29.3) Debt (Repayments) Borrowings (92.1) 15.9 Effect of Exchange Rate on Cash (3.1) 6.3 Other 6.1 10.8 Cash Balance - April 30, 2013 77.0$ 77.0$ CASH GENERATION BRADY – FISCAL 2013 Q3 FINANCIAL RESULTS 9  Generated cash flow from operating activities of $45.4M.  Repaid $92.1M of debt. SIGNIFICANT CASH MOVEMENTS IN Q3 F’13: 9

DEBT & EBITDA 2.3 2.2 2.0 1.8 1.8 1.8 1.6 1.6 1.6 2.0 1.7 1.0x 1.5x 2.0x 2.5x 3.0x Q 1 F' 11 Q 3 F' 11 Q 1 F' 12 Q 3 F' 12 Q 1 F' 13 Q 3 F' 13 BRADY – FISCAL 2013 Q3 FINANCIAL RESULTS GROSS DEBT / TTM EBITDA*  April 30, 2013 Cash = $77M. Debt = $338M  Gross Debt/EBITDA = 1.9x (1.7 including the TTM EBITDA of PDC).  Net Debt/EBITDA = 1.4x (1.3 including the TTM EBITDA of PDC). STRONG BALANCE SHEET: 10 GROSS DEBT (Millions of USD) $391 $384 $342 $316 $321 $438 $338 $250 $300 $350 $400 $450 $500 Q 1 F' 12 Q 2 F' 12 Q 3 F' 12 Q 4 F' 12 Q 1 F' 13 Q 2 F' 13 Q 3 F' 13 10 * EBITDA has been updated to include the pre-acquisition trailing twelve months of Precision Dynamics Corporation. EBITDA is a non-GAAP measure. See slide #19 for the reconciliation of net income (loss) to EBITDA.

BRADY – FISCAL 2013 Q3 FINANCIAL RESULTS

Q3 F'13 NEW PRODUCT LAUNCHES

Skydrol® Resistant Fluid Line Tape:
New fluid line identification materials (B-990) for aerospace applications supporting our continuing focus on the aerospace and mass-transit industries.


M12345678901234
123456789 0 ABC
FRONT GEAR DOOR
UNLOCKING PRESSURE
Bar Code
Circuit Colour
Circuit Identification
High Pressure Indication
Part Number
Manufacturing
Batch Number

Continuous Sleeve System:
Continuous sleeving solution for high-volume sleeving identification in the electrical and aerospace markets.



Signage Design Software for Asian Markets
Enhanced sign printing software for Asian customers (Markware 3.9), supporting our on-going expansion into under-penetrated markets Asian markets, including China.


BRADY
BRADY

BRADY
WHEN PERFORMANCE MATTERS MOST™

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EMEA – Q3 F’13 SUMMARY BRADY – FISCAL 2013 Q3 FINANCIAL RESULTS 12 SALES & SEGMENT PROFIT % (Millions of USD) Q3 F’13 vs. Q3 F’12 PERFORMANCE  Revenues down (0.1%):  Organic = (4.8%)  Fx = (1.3%)  Acquisitions = 6.0%  Economic headwinds persist, including in Western Europe.  Expanding in Central Europe, Middle East, and Africa. Middle East business down in Q3 of F’13 due to strong orders in the prior year.  Segment profit down 10.1% due primarily to reduced organic sales. Q3 F’13 SUMMARY:  Economic headwinds remain and are expected to continue in the near-term.  Low-to-mid single-digit organic sales declines for the balance of F’13. OUTLOOK: $93 $92 $94 $95 $92 $94 $94 28.2% 28.8% 27.2% 28.7% 25.8% 25.5% 24.4% 0% 10% 20% 30% $50 $75 $100 $125 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 12 Q3F’12 Q3 F’13 Change Sales $ 94.1 $ 94.0 - 0.1% Segment Profit 25.6 23.0 - 10.1% Segment Profit % 27.2% 24.4% - 2.8 pts

AMERICAS – Q3 F’13 SUMMARY BRADY – FISCAL 2013 Q3 FINANCIAL RESULTS 13 SALES & SEGMENT PROFIT % (Millions of USD) Q3 F’13 vs. Q3 F’12 PERFORMANCE  Revenues up 24.8%:  Organic = (2.9%)  Fx = (0.7%)  Acquisitions = 28.4%  PDC contributed revenues of $41M and segment profit of $7M.  Softness in Brazil and Workplace Safety.  Segment profit up 9.6%. Excluding PDC, segment profit would have been 26.2% of sales. Q3 F’13 SUMMARY:  Approximately flat organic sales for the balance of F’13.  Expect modest organic growth in the North American ID Solutions business offset by reduced organic sales in Brazil and Workplace Safety. OUTLOOK: $145 $131 $143 $139 $144 $148 $179 29.3% 28.2% 27.4% 27.4% 30.4% 22.0% 24.0% 0% 10% 20% 30% $50 $75 $100 $125 $150 $175 $200 $225 $250 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 13 Q3 F’12 Q3 F’13 Change Sales $ 143.1 $ 178.6 + 24.8% Segment Profit 39.2 42.9 + 9.6% Segment Profit % 27.4% 24.0% - 3.4 pts

ASIA-PACIFIC – Q3 F’13 SUMMARY BRADY – FISCAL 2013 Q3 FINANCIAL RESULTS 14 SALES & SEGMENT PROFIT % (Millions of USD) Q3 F’13 vs. Q3 F’12 PERFORMANCE  Revenues down (13.2%):  Organic = (11.6%)  Fx = (1.6%)  We anticipated Q3 to be challenging due to weaknesses in Australian business.  Australian macro-economy weak, causing a reduction in organic sales of approximately 17%.  Investing in Asian Identification Solutions business for future growth.  Segment profit down 9.8%, but up as a percentage of sales. Q3 F’13 SUMMARY:  Flat to slightly negative organic sales growth in Q4 as the Australian economy remains sluggish and the Asian ID Solutions business grows. OUTLOOK: $40 $36 $38 $39 $39 $34 $33 18.5% 13.6% 15.9% 15.2% 17.8% 9.9% 16.6% 0.0% 5.0% 10.0% 15.0% 20.0% $20 $30 $40 $50 Q1 F'12 Q2 F'12 Q3 F'12 Q4 F'12 Q1 F'13 Q2 F'13 Q3 F'13 14 Q3 F’12 Q3 F’13 Change Sales $ 38.2 $ 33.1 - 13.2% Segment Profit 6.1 5.5 - 9.8% Segment Profit % 15.9% 16.6% + 0.7 pts

SUMMARY COMMENTS • Actively Transforming our Portfolio of Businesses: • Purchased PDC in Q2 of F’13. • Disposed of 3 businesses in the last 12 months. • Announced plan to sell Die-Cut. • Taking Actions to Grow Organically: • Reorganizing around global business platforms. • Expanding in emerging geographies and certain focus sectors. • Expanding new product development and investing in our digital capabilities. • Addressing our Cost Structure BRADY – FISCAL 2013 Q3 FINANCIAL RESULTS 15 15

INVESTOR RELATIONS Brady Contact: Aaron Pearce Investor Relations 414-438-6895 Aaron_Pearce@Bradycorp.com See our web site at www.investor.bradycorp.com BRADY – FISCAL 2013 Q3 FINANCIAL RESULTS 16 16

DEBT STRUCTURE BRADY – FISCAL 2013 Q3 FINANCIAL RESULTS 17 17 (Thousands of USD) Int. Rate Fixed vs. Variable Apr. 30, 2013 Balance Jan. 31, 2013 Balance Change Revolver Borrowings (due Feb. 2017): USD-denominated (L+1.125) 1.30% Variable 47,000$ 13,000$ 34,000$ EUR-denominated (L+1.125) 1.18% Variable - 66,478 (66,478) GBP-denominated (L+1.125) 1.62% Variable - 32,862 (32,862) China Borrowings: USD-denominated (L+1.30 to 1.40) 1.60% Variable 11,658 - 11,658 Private Placements: USD-denominated 2004 Series 5.14% Fixed 37,500 37,500 - USD-denominated 2006 Series 5.30% Fixed 78,428 104,571 (26,143) USD-denominated 2007 Series 5.33% Fixed 65,486 81,857 (16,371) EUR-denominated 2010 Series (7-yr.) 3.71% Fixed 39,292 40,701 (1,409) EUR-denominated 2010 Series (10-yr.) 4.24% Fixed 58,937 61,052 (2,115) TOTAL DEBT 338,301$ 438,021$ (99,720)$

2013 2012 Change Sales 305.7$ 275.4$ 30.3$ Gross Margin 159.7 151.7 8.0 % of Sales 52.2% 55.1% (2.8) pts Research and Development (8.1) (8.2) 0.1 Selling, General and Admin. (112.1) (98.6) (13.5) % of Sales (36.7%) (35.8%) 0.9 pts Restructuring Expense (8.5) (2.0) (6.5) Operating Income 31.0 42.9 (11.9) Interest and Other (3.1) (3.7) 0.6 Income Taxes (6.1) (11.3) 5.2 Net Earnings from Continuing Operations 21.8$ 27.9$ (6.1)$ % of Sales 7.1% 10.1% (3.1) pts Earnings from continuing operations per Class A Nonvoting Common Share 0.42$ 0.53$ (0.11)$ Net Earnigns from Continuing Operations Excluding Certain items (Non-GAAP measure)* 28.7$ 29.9$ (1.2)$ % of Sales 9.4% 10.9% (1.5) pts Net Earnings from Continuinig Operations Per Class A Diluted Nonvoting Share Excluding Certain Items (Non-GAAP measure)* 0.55$ 0.56$ (0.01)$ Three Months Ended April 30, INCOME STATEMENTS BRADY – FISCAL 2013 Q3 FINANCIAL RESULTS 18 COMPARABLE INCOME STATEMENT (Millions of USD) 18 * Net Earnings from Continuing Operations, Excluding Certain Items and Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share Excluding Certain Items, are non-GAAP measures. See slides #20and #21.

BRADY – FISCAL 2013 Q3 FINANCIAL RESULTS

EBITDA RECONCILIATION

EBITDA

('000s of USD)

Brady is presenting EBITDA because it is used by many of our investors and lenders, and is presented as a convenience to them. EBITDA represents net income before interest expense, income taxes, depreciation and amortization. EBITDA is not a calculation based on generally accepted accounting principles ("GAAP"). The amounts included in the EBITDA calculation, however, are derived from amounts included in the Condensed Consolidated Statements of Income data. EBITDA should not be considered as an alternative to net income or operating income as an indicator of the Company's operating performance, or as an alternative to net cash provided by operating activities as a measure of liquidity. The EBITDA measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

	Fiscal 2013				
	Q1	Q2	Q3	Q4	Total
EBITDA:					
Net income (loss)	$ 27,188	$ (8,684)	$ 4,233		$ 22,737
Interest expense	4,163	4,406	4,185		12,754
Income taxes	13,482	30,625	7,595		51,702
Depreciation and amortization	10,675	11,371	13,991		36,037
Intangible asset write-down in restructuring charges	—	—	3,207		3,207
Loss on write-down of assets held for sale	—	—	15,658		15,658
EBITDA (non-GAAP measure)	$ 55,508	$ 37,718	$ 48,869		$ 142,095

	Fiscal 2012				
	Q1	Q2	Q3	Q4	Total
EBITDA:					
Net income (loss)	$ 32,732	$ (89,954)	$ 27,652	$ 11,659	$ (17,911)
Interest expense	5,047	4,933	4,735	4,375	19,090
Income taxes	11,109	8,635	9,676	11,241	40,661
Depreciation and amortization	11,241	10,935	10,745	11,066	43,987
Impairment charge	—	115,688	—	—	115,688
EBITDA (non-GAAP measure)	$ 60,129	$ 50,237	$ 52,808	$ 38,341	$ 201,515

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BRADY
WHEN PERFORMANCE MATTERS MOST™

BRADY – FISCAL 2013 Q3 FINANCIAL RESULTS

Net Earnings from Continuing Operations Excluding Certain Items

Reconciliation of Net Earnings from Continuing Operations Excluding Certain Items ('000s of USD):

Brady is presenting the Non-GAAP measure "Net Earnings from Continuing Operations Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this Non-GAAP measure are derived from amounts included in the Condensed Consolidated Statements of Income data. We do not view these items to be part of our sustainable results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of Net Earnings from Continuing Operations to Net Earnings from Continuing Operations Excluding Certain Items:

	Three Months Ended April 30,		Nine Months Ended April 30,	
	2013	2012	2013	2012
Net Earnings from Continuing Operations (GAAP measure)	$ 21,838	$ 28,039	$ 37,669	$ 84,328
Cost of goods sold				
Purchase accounting expense related to inventory	—	—	949	—
Selling, general and administrative				
PDC acquisition-related expenses	—	—	2,959	—
Restructuring charges	6,849	1,815	8,484	1,815
Non-cash income tax charge	—	—	25,000	—
Net Earnings from Continuing Operations Excluding Certain Items (non-GAAP measure)	**$ 28,687**	**$ 29,854**	**$ 75,061**	**$ 86,143**

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BRADY
WHEN PERFORMANCE MATTERS MOST

BRADY – FISCAL 2013 Q3 FINANCIAL RESULTS

Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Share Excluding Certain Items

Reconciliation of Net Earnings from Continuing Operations per Diluted Class A Nonvoting Share Excluding Certain Items:

Brady is presenting the Non-GAAP measure "Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this Non-GAAP measure are derived from amounts included in the Condensed Consolidated Statements of Income data. We do not view these items to be part of our sustainable results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share to Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items:

	Three Months Ended		Nine Months Ended April	
	2013	2012	2013	2012
Net Earnings from Continuing Operations Per Class A Diluted Nonvoting (GAAP measure)	$ 0.42	$ 0.53	$ 0.73	$ 1.59
Cost of goods sold				
Purchase accounting expense related to inventory	—	—	0.02	—
Selling, general and administrative				
PDC acquisition-related expenses	—	—	0.06	—
Restructuring charges	0.13	0.03	0.16	0.03
Non-cash income tax charge	—	—	0.49	—
Net Earnings from Continuing Operations Per Class A Diluted Nonvoting Share Excluding Certain Items (non-GAAP measure)	**$ 0.55**	**$ 0.56**	**$ 1.45**	**$ 1.62**

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BRADY – FISCAL 2013 Q3 FINANCIAL RESULTS

QUARTERLY FINANCIAL STATEMENTS

Reconciliation of Net Earnings from Continuing Operations per Diluted Class A Nonvoting Share Excluding Certain Items (in millions of USD, except per share amounts):

	F'12				F'13		
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Net Sales	$ 278.8	$ 259.4	$ 275.4	$ 273.1	$ 275.1	$ 275.6	$ 305.7
Gross margin	152.1	142.4	151.7	148.5	150.8	142.1	159.7
% of Sales	54.5%	54.9%	55.1%	54.4%	54.8%	51.6%	52.2%
Research and development	(8.6)	(8.8)	(8.2)	(9.0)	(7.9)	(8.2)	(8.1)
Selling, general and administrative	(99.6)	(95.3)	(98.6)	(100.6)	(99.5)	(110.3)	(112.1)
% of Sales	(35.7%)	(36.7%)	(35.8%)	(36.8%)	(36.2%)	(40.0%)	(36.7%)
Restructuring charges	-	-	(2.0)	(4.1)	-	(1.9)	(8.5)
Operating income	43.8	38.3	43.0	34.8	43.4	21.6	31.0
Net earnings from continuing operations	$ 28.9	$ 27.4	$ 28.0	$ 19.6	$ 26.6	$ (10.7)	$ 21.8
Net earnings from continuing operations per Class A Nonvoting Share (GAAP measure)	$ 0.55	$ 0.52	$ 0.53	$ 0.37	$ 0.52	$ (0.21)	$ 0.42
Reconciling Items:							
Restructuring charges	-	-	0.03	0.07	-	0.03	0.13
PDC acquisition-related expenses	-	-	-	-	-	0.08	-
Non-cash income tax charges	-	-	-	0.11	-	0.49	-
Net Earnings from continuing Operations Per Class A diluted Nonvoting Share Excluding Certain Items (Non-GAAP measure)	$ 0.55	$ 0.52	$ 0.56	$ 0.55	$ 0.52	$ 0.39	$ 0.55

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2013 2012 2013 2012 0.08$ 0.52$ 0.44$ (0.57)$ Purchase accounting expense related to inventory — — 0.02 — PDC acquisition-related expenses — — 0.06 — 0.15 0.05 0.21 0.05 Losses on Sales of Brady Medical and Varitronics — — 0.06 — Gain on Thailand insurance recovery — — (0.08) — Intangible Asset write-offs and impairment charges 0.30 — 0.30 2.21 Non-cash income tax charge — — 0.49 — 0.53$ 0.57$ 1.50$ 1.69$ Net Earnings per Diluted Class A Nonvoting Share Excluding Certain Items (Non-GAAP measure) Brady is presenting the Non-GAAP measure "Net Earnings per Diluted Class A Nonvoting Common Share Excluding Restructuring Charges and Other Items." This is not a calculation based upon GAAP. The amounts included in this Non- GAAP measure are derived from amounts included in the Condensed Consolidated Statements of Income data. We do not view these items to be part of our sustainable results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of Net Earnings Per Diluted Class A Nonvoting Common Share to Net Earnings per Diluted Class A Nonvoting Common Share Excluding Certain Items: Three Months Ended April 30, Nine Months Ended April 30, Net Earnings per Diluted Class A Nonvoting Share (GAAP measure) Restructuring charges BRADY – FISCAL 2013 Q3 FINANCIAL RESULTS 23 * Diluted EPS, excluding restructuring charges and non-routine items are non-GAAP measures. See slides #19 and #20. 23 Diluted Net Earnings per Class A Nonvoting Share Excluding Certain Items Reconciliation of Net Earnings Per Diluted Class A Nonvoting Share Excluding Certain Items: